UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 20, 2004

                       Pennsylvania Commerce Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

       Pennsylvania                   000-50961              25-1834776
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  (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)            File Number)       Identification No.)

    100 Senate Avenue, Camp Hill, Pennsylvania              17011
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      (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code (717)975-5630
                                                           --------------

                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition.

         On October 20, 2004, Pennsylvania Commerce Bancorp, Inc. issued a press release reporting financial results for its third quarter of 2004. A copy of the press release is attached as Exhibit 99.1 to this report.

       On October 20, 2004 the Registrant also made certain supplemental information available. A copy of the supplemental information is attached as
Exhibit 99.2 to this report.



Item 9.01   Financial Statements and Exhibits.

         Exhibit No.

          99.1     Press Release, dated October 20, 2004

          99.2     Supplemental Information



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Pennsylvania Commerce Bancorp, Inc.
                                         --------------------------------------
                                                        (Registrant)



         Date: October 20, 2004         /s/ Gary L. Nalbandian
                                        ----------------------------------------
                                        Gary L. Nalbandian,
                                        Chairman and President

                                        /s/ Mark A. Zody
                                        ----------------------------------------
                                        Mark A. Zody,
                                        Chief Financial Officer







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                                  EXHIBIT INDEX



Exhibit No.                DESCRIPTION
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    99.1                   Press Release of Pennsylvania Commerce Bancorp, Inc.
                           dated October 20, 2004.

    99.2                   Supplemental Information